                                                                      Exhibit 99
[ALLETE LOGO]


                                             For Release:   July 19, 2002
                                             Contact:       Eric Olson
                                                            218-723-3947
                                                            eolson@allete.com
NEWS
                                            Investor        Tim Thorp
                                            Contact:        218-723-3953
                                                            tthorp@allete.com

                     ALLETE REPORTS SECOND-QUARTER EARNINGS
                     --------------------------------------

Duluth, Minn. -- ALLETE, Inc. (NYSE: ALE) today reported earnings of 47 cents per share for the second quarter of 2002. Net income was $38.8 million on quarterly operating revenue of $376.7 million. Excluding exit charges related to the vehicle transport businesses, earnings were 50 cents per share for the quarter. In the second quarter of 2001, ALLETE reported $42.5 million of net income on operating revenue of $405.1 million, and earnings per share of 57 cents. Last year's results included the largest real estate transaction in company history.

"We remain bullish on our core businesses," said David Gartzke, ALLETE Chairman, President, and CEO. "We remain committed to our strategy that looks for ways to increase the value of our company."

Earnings from AUTOMOTIVE SERVICES increased by $8.7 million in the quarter compared with the second quarter of 2001. The 42 percent earnings increase came from mandated goodwill accounting changes, lower interest expense and increased auction efficiency. The receivables portfolio at Automotive Finance Corporation rose by 12 percent for the quarter compared with last year.

ENERGY SERVICES earnings for the quarter were about the same as last year. While total kilowatt-hour sales were higher than in the second quarter of 2001, weak prices in the wholesale energy market contributed to flat earnings.

For the second quarter, ALLETE recorded a loss of $5.7 million in INVESTMENTS AND CORPORATE CHARGES, compared with $9.2 million in income during the same period last year. During the second quarter of 2001, the company realized an $11.1 million gain on its largest real estate transaction ever. Difficult market conditions in the second quarter of 2002 contributed to less than acceptable returns from ALLETE's securities portfolio, which will be liquidated to eliminate future exposure to market uncertainties. Proceeds from this liquidation will be used to reduce the company's debt balance.

WATER SALE UPDATE
-----------------

The company remains engaged in discussions relating to the proposed sale of ALLETE Water Services. The Florida Governmental Utility Authority has informed us it may not be taking any action regarding its potential purchase of Florida Water Services assets until September. Meanwhile, ALLETE continues to examine other opportunities for the sale of Florida Water. ALLETE has hired an investment banker to facilitate the sale of Heater Utilities and Georgia Water Services. That sale process is now in progress. The company expects to close both transactions in late 2002 or early 2003.

                                     (more)

ALLETE NEWS RELEASE                                                       PAGE 2
--------------------------------------------------------------------------------

EARNINGS GUIDANCE
-----------------

ALLETE is revising its earnings-per-share estimate for 2002 to be in the $2.00 to $2.10 range excluding the 5 cents of year-to-date exit charges as well as any gain from the sale of Water Services assets. This estimate reflects year-to-date performance, the planned liquidation of the securities portfolio, operating losses incurred prior to the exit from the vehicle transport business, and lower wholesale power prices for the year. The company continues to expect that Automotive Services will grow earnings by 30 percent in 2002 over 2001.

ALLETE's corporate headquarters are located in Duluth, Minnesota. ALLETE's holdings include ADESA, the second largest wholesale vehicle auction network in North America; AFC, the leading provider of independent auto dealer inventory financing; Minnesota Power, a low-cost electric utility that serves some of the largest industrial customers in the United States; and Florida real estate investments. For more information about ALLETE, visit the company's Web site at www.allete.com.

THE STATEMENTS CONTAINED IN THIS RELEASE AND STATEMENTS THAT ALLETE MAY MAKE ORALLY IN CONNECTION WITH THIS RELEASE THAT ARE NOT HISTORICAL FACTS, ARE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES AND INVESTORS ARE DIRECTED TO THE RISKS DISCUSSED IN DOCUMENTS FILED BY ALLETE WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      ####

                             [LOGO] recycled paper
           ALLETE - 30 West Superior Street, Duluth, Minnesota 55802
                                 www.allete.com

ALLETE NEWS RELEASE                                                       PAGE 3
--------------------------------------------------------------------------------

                                                            ALLETE, INC.
                                                  CONSOLIDATED STATEMENT OF INCOME
                                            FOR THE PERIODS ENDED JUNE 30, 2002 AND 2001
                                                  Millions Except Per Share Amounts

                                                                                QUARTER ENDED                     YEAR TO DATE
                                                                            2002             2001             2002            2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE
     Energy Services                                                      $  154.1         $ 147.5          $  297.0        $ 306.5
     Automotive Services                                                     217.6           214.7             431.1          419.6
     Investments                                                               5.0            42.9              21.6           55.9
------------------------------------------------------------------------------------------------------------------------------------

         Total Operating Revenue                                             376.7           405.1             749.7          782.0
------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
     Fuel and Purchased Power                                                 59.2            56.8             108.6          119.2
     Operations                                                              244.5           262.2             495.8          505.0
     Interest                                                                 16.2            18.8              32.1           38.1
------------------------------------------------------------------------------------------------------------------------------------

         Total Operating Expenses                                            319.9           337.8             636.5          662.3
------------------------------------------------------------------------------------------------------------------------------------

OPERATING INCOME FROM CONTINUING OPERATIONS                                   56.8            67.3             113.2          119.7

DISTRIBUTIONS ON REDEEMABLE
     PREFERRED SECURITIES OF ALLETE CAPITAL I                                  1.5             1.5               3.0            3.0

INCOME TAX EXPENSE                                                            22.1            26.3              43.6           46.5
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS                                             33.2            39.5              66.6           70.2

INCOME FROM DISCONTINUED OPERATIONS                                            5.6             3.0               7.4            5.2
------------------------------------------------------------------------------------------------------------------------------------

NET INCOME                                                                $   38.8         $  42.5          $   74.0        $  75.4
------------------------------------------------------------------------------------------------------------------------------------

AVERAGE SHARES OF COMMON STOCK
     Basic                                                                    81.0            73.7              80.7           72.7
     Diluted                                                                  81.7            74.3              81.3           73.3
------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE OF COMMON STOCK
     Basic   - Continuing Operations                                         $0.41           $0.54             $0.83          $0.97
               Discontinued Operations                                        0.07            0.04              0.09           0.07
------------------------------------------------------------------------------------------------------------------------------------

                                                                             $0.48           $0.58             $0.92          $1.04
------------------------------------------------------------------------------------------------------------------------------------

     Diluted - Continuing Operations                                         $0.40           $0.53             $0.82          $0.96
               Discontinued Operations                                        0.07            0.04              0.09           0.07
------------------------------------------------------------------------------------------------------------------------------------

                                                                             $0.47           $0.57             $0.91          $1.03
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS PER SHARE OF COMMON STOCK                                         $0.275         $0.2675             $0.55         $0.535
------------------------------------------------------------------------------------------------------------------------------------

                                  ALLETE, INC.
                           CONSOLIDATED BALANCE SHEET
                                    Millions

                                                        JUN. 30,     DEC. 31,
                                                          2002         2001
--------------------------------------------------------------------------------
ASSETS
Current Assets                                         $  958.1     $   909.9
Property, Plant and Equipment                           1,368.6       1,323.3
Investments                                               129.2         141.0
Goodwill                                                  501.0         494.4
Other                                                     114.7         103.6
Discontinued Operations                                   330.3         310.3
--------------------------------------------------------------------------------
TOTAL ASSETS                                           $3,401.9     $ 3,282.5
--------------------------------------------------------------------------------

                                                        JUN. 30,     DEC. 31,
                                                          2002         2001
--------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities                                    $  753.9     $   704.5
Long-Term Debt                                            935.2         933.8
Other Liabilities                                         266.9         270.5
Discontinued Operations                                   160.7         154.9
Mandatorily Redeemable Preferred
  Securities of ALLETE Capital I                           75.0          75.0
Shareholders' Equity                                    1,210.2       1,143.8
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $3,401.9      $3,282.5
--------------------------------------------------------------------------------

ALLETE NEWS RELEASE                                                       PAGE 4
--------------------------------------------------------------------------------


                                                                          QUARTER ENDED                           YEAR TO DATE
                                                                            JUNE 30,                                JUNE 30,
ALLETE, INC.                                                          2002             2001                     2002          2001
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME
Millions
   Energy Services                                                   $ 9.7            $ 9.8                    $18.8         $22.2
   Automotive Services <F1>                                           29.2             20.5                     53.9          38.6
   Investments and Corporate Charges                                  (5.7)             9.2                     (6.1)          9.4
------------------------------------------------------------------------------------------------------------------------------------
   Income from Continuing Operations                                  33.2             39.5                     66.6          70.2
   Income from Discontinued Operations <F2>                            5.6              3.0                      7.4           5.2
------------------------------------------------------------------------------------------------------------------------------------

     Net Income                                                      $38.8            $42.5                    $74.0         $75.4
------------------------------------------------------------------------------------------------------------------------------------


DILUTED EARNINGS PER SHARE

   Continuing Operations                                             $0.40            $0.53                    $0.82         $0.96
   Discontinued Operations <F2>                                       0.07             0.04                     0.09          0.07
------------------------------------------------------------------------------------------------------------------------------------

                                                                     $0.47            $0.57                    $0.91         $1.03
------------------------------------------------------------------------------------------------------------------------------------

<F1> Included a $0.8 million, or  $0.01 per  share, charge  related to the exit from ALLETE's Canadian auto transport business.

<F2> Discontinued operations  included  the  operating results of ALLETE's Water Services businesses,  the Great Rigs auto transport company and the Electric  Odyssey retail  business.  For the six months ended June 30, 2002,  ALLETE included $3.1 million,  or
     $0.04 per share,  in charges to complete  the exit from the auto  transport  company and the retail  business.  A total of $2.3 million, or $0.02 per share, was reported during the first quarter of 2002.




                                                                          QUARTER ENDED                           YEAR TO DATE
                                                                            JUNE 30,                                JUNE 30,
ALLETE, INC.                                                          2002            2001                     2002           2001
------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL DATA

CORPORATE
     Common Stock
         High                                                         $31.10          $26.13                   $31.10         $26.13
         Low                                                          $27.09          $22.04                   $24.25         $20.19
         Close                                                        $27.10          $22.50                   $27.10         $22.50

     Book Value                                                       $14.21          $13.40                   $14.21         $13.40

ENERGY SERVICES
     Millions of Kilowatthours Sold

         Regulated
              Retail
                Residential                                            232.8           217.6                    518.6          511.7
                Commercial                                             295.1           288.3                    609.6          606.9
                Industrial                                           1,755.2         1,714.9                  3,405.0        3,322.0
                Other                                                   17.8            17.8                     37.6           37.2
              Resale                                                   400.8           404.5                    843.7        1,074.4
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     2,701.7         2,643.1                  5,414.5        5,552.2
         Merchant                                                      197.1               -                    242.8              -
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     2,898.8         2,643.1                  5,657.3        5,552.2

AUTOMOTIVE SERVICES
         Vehicles Sold
              Wholesale                                              454,000         458,000                  915,000        924,000
              Total Loss                                              47,000          34,000                   94,000         69,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     501,000         492,000                1,009,000        993,000

         Conversion Rate - Wholesale Vehicles                          59.7%           58.5%                    62.6%          61.0%

         Vehicles Financed                                           241,000         232,000                  478,000        453,000

         EBITDAL (Millions)<F1>                                        $68.0           $60.2                   $128.7         $117.7

---------------

<F1> Earnings Before Interest, Taxes, Depreciation, Amortization and Lease Expense